SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                 Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):
                        December 21, 1995



                    FIRST CHARTER CORPORATION
     (Exact name of registrant as specified in its charter)



 North Carolina              0-15829                 56-1355866
(State or other            (Commission              (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)


   22 Union Street, North, Concord, North Carolina 28026-0228
  (Address, including zip code, of principal executive offices)


                          (704)786-3300
      (Registrant's telephone number, including area code)

Item 2    Acquisition or Disposition of Assets.

     Effective December 21, 1995 (the "Closing Date"), Interim Bank of Union ("Interim Bank"), a wholly owned subsidiary of First Charter Corporation (the "Registrant"), was merged (the "Merger") into Bank of Union ("Union") pursuant to the Agreement and Plan of Merger dated September 13, 1995 (the "Merger Agreement") by and between the Registrant and Union and ratified by Interim Bank. In connection with the Merger and as of the Closing Date, (i) each outstanding share of common stock of Union (other than shares owned by the Registrant) was converted into
 .75 shares (the "Exchange Ratio") of the Registrant's common stock, $5.00 par value (the "First Charter Common Stock"), with cash paid in lieu of the issuance of fractional shares, (ii) each outstanding share of capital stock of Interim Bank was converted into a share of common stock of Union, and (iii) Union became a wholly owned subsidiary of the Registrant. Also on the Closing Date, all rights with respect to Union common stock pursuant to stock options granted by Union under Union's stock option plan then outstanding were converted into and became rights with respect to First Charter Common Stock based on the Exchange Ratio. In the Merger, 1,591,668 shares of First Charter Common Stock were issued, and based on the number of shares of First Charter Common Stock outstanding immediately prior thereto, following the Merger there were approximately 6,236,014 shares of First Charter Common Stock outstanding.

     The Registrant's Registration Statement on Form S-4 (Registration No. 33-63157), which was declared effective by the Securities and Exchange Commission on November 13, 1995 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant and Union, including but not limited to, the manner of the Merger; a description of the assets involved; the nature and amount of consideration paid by the Registrant therefor; the method used for determining the amount of such consideration; the nature of any material relationship between Union and the Registrant, any officer or director of the Registrant, or any associate of any such officer or director; the nature of Union's business; and the Registrant's intended use of the assets acquired in the Merger.


Item 7    Financial Statements and Exhibits.

     (a) The following financial statements of Union are filed herewith or incorporated herein by reference, as noted:


         Report of Independent Accountants*
         Report of Predecessor Accountants**
         Consolidated Balance Sheets as of December
             31, 1994 and 1993*
         Consolidated Statements of Income for the
             years ended December 31, 1994, 1993 and
             1992*
         Consolidated Statements of Changes in
             Shareholders' Equity for the years ended
             December 31, 1994, 1993 and 1992*
         Consolidated Statements of Cash Flows for
             the years ended December 31, 1994, 1993
             and 1992*
         Notes to Consolidated Financial Statements
             for the years ended December 31, 1994,
             1993 and 1992*
         Consolidated Balance Sheets as of September
             30, 1995 (unaudited) and December 31,
             1994
         Consolidated Statements of Income and
             Retained Earnings for the three months
             ended September 30, 1995 and 1994
             (unaudited)
         Consolidated Statements of Income and
             Retained Earnings for the nine months
             ended September 30, 1995 and 1994
             (unaudited)
         Consolidated Statements of Changes in
             Shareholders' Equity for the nine months ended September 30, 1995 and 1994
             (unaudited)
         Consolidated Statements of Cash Flows for the nine months ended September 30, 1995 and 1994 (unaudited)
         Notes to Consolidated Financial Statements
             (unaudited)

_____________________
     *Incorporated herein by reference to Bank of Union's Annual
Report on Form F-2 for the fiscal year ended December 31, 1994, which is Exhibit 99.11 to the Registrant's Registration Statement on Form S-4 (Registration No. 33-63157).

     **Incorporated herein by reference to Bank of Union's
Amendment No. 1 to its Annual Report on Form F-2 for the fiscal year ended December 31, 1994, which is Exhibit 99.12 to the Registrant's Registration Statement on Form S-4 (Registration No.
33-63157)


     (b) The following pro forma condensed financial information is filed herewith or incorporated herein by reference, as noted:

         Introductory Statement
         Pro Forma Condensed Balance Sheet as of
             September 30, 1995 (unaudited)
         Pro Forma Condensed Statements of Income
             for the nine months ended September 30,
             1995 and 1994 (unaudited)
         Notes to the Unaudited September 30, 1995
             Pro Forma Condensed Financial
             Information
         Pro Forma Condensed Statements of Income for the years ended December 31, 1994, 1993 and 1992 (unaudited)***

_____________
     ***Incorporated herein by reference to the Registrant's
Registration Statement on Form S-4 (Registration NO. 33-63157)

     (c) The following exhibits are filed herewith or incorporated herein by reference, as noted:

Exhibit No.  Description

     2.1 Agreement and Plan of Merger dated September 13, 1995 between the Registrant and Bank of Union, incorporated herein by reference to Appendix A of the Registrant's Registration Statement on Form S-4 (Registration No. 33-63157)

     23.1    Consent of KPMG Peat Marwick LLP

     23.2    Consent of Coopers & Lybrand L.L.P.

     99.1 Joint Press Release dated December 14, 1995 with respect to shareholder approvals of the Merger

     99.2 Press Release dated December 21, 1995 with respect to consummation of the Merger

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST CHARTER CORPORATION

                         By: /s/ LAWRENCE M. KIMBROUGH
                              Lawrence M. Kimbrough
                              President and Chief Executive
                                   Officer


                         Dated: January 5, 1996

                  BANK OF UNION AND SUBSIDIARY



     Consolidated Balance Sheets - September 30, 1995
     (Unaudited) and December 31, 1994

     Consolidated Statements of Income and Retained Earnings
     Three Months Ended September 30, 1995 and 1994
     (Unaudited)

     Consolidated Statements of Income and Retained Earnings
     Nine Months Ended September 30, 1995 and 1994
     (Unaudited)

     Consolidated Statements of Changes in Shareholders' Equity
     Nine Months Ended September 30, 1995 and 1994
     (Unaudited)

     Consolidated Statements of Cash Flows - Nine Months Ended
     September 30, 1995 and 1994 (Unaudited)

     Notes to Consolidated Financial Statements (Unaudited)

                  Bank of Union and Subsidiary
                   Consolidated Balance Sheet
            September 30, 1995 and December 31, 1994

                                      Sept 30, 1995  December 31,
                                       (Unaudited)      1994
                                      _____________  ____________
ASSETS
Cash and due from banks              $   6,067,677     5,245,250
Interest-bearing due from banks          4,826,623     2,537,451
Federal funds sold                               -       625,000
Interest-bearing bank time deposits      4,500,000     1,000,000
Securities available for sale            5,843,680     6,751,456
Securities held to maturity
  (estimated market value of
  $29,043,664 and $20,678,808
  at September 30, 1995 and
  December 31, 1994, respectively)      28,601,629    21,076,347
Loans                                   89,804,158    83,927,205
    Less allowance for loan losses      (1,635,220)   (1,314,606)
                                      _____________  ____________
      Loans, net                        88,168,938    82,612,599

Premises and equipment, net              1,536,367     1,596,493
Other assets                             2,026,740     1,968,535
                                      _____________  ____________
        Total assets                 $ 141,571,654   123,413,131
                                      =============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
    Noninterest-bearing demand          21,732,839    15,663,116
    Interest-bearing demand             25,342,911    26,037,405

    Savings                              7,013,747     6,602,084
    Time, $100,000 or more              14,869,254    14,991,410

    Other time                          53,966,397    43,173,831
                                      _____________  ____________
        Total deposits                 122,925,148   106,467,846

Other borrowings                         5,465,629     4,707,259
Drafts outstanding                         869,755     1,413,398
Other liabilities                          674,649       749,887
                                      _____________  ____________

        Total liabilities              129,935,181   113,338,390
                                      _____________  ____________

Shareholders' equity:

    Common stock - $1.25 par value.
    Authorized - 6,000,000 shares.
    Issued and outstanding -
    2,192,270 shares at
    September 30, 1995 and
    2,184,979 at December 31, 1994       2,740,337     2,731,224
    Additional paid-in capital           5,061,579     5,039,149
    Retained earnings                    3,863,693     2,552,085
    Net unrealized holding losses on
      securities available for sale        (29,136)     (247,717)
                                      _____________  ____________
        Total shareholders' equity      11,636,473    10,074,741
                                      _____________  ____________
Total liabilities and shareholders'
  equity                             $ 141,571,654   123,413,131
                                      =============  ============

See accompanying notes to consolidated financial statements.

                  Bank of Union and Subsidiary
     Consolidated Statements of Income and Retained Earnings for the Three Months Ended September 30, 1995 and 1994
                           (Unaudited)

                                            1995          1994
Interest income:                        ___________   ___________
  Interest and fees on loans           $ 2,094,101     1,711,145
    Interest on Federal funds sold           5,634        16,603
    Interest on bank time deposits          63,559         8,437
    Interest on interest-bearing
      due from banks                        70,435        32,940
    Interest on investment securities:
      U.S. Government and agency
        obligations                        408,740       255,217
      State, county and municipal
        obligations                        111,800       102,389
      Interest on other                      6,810         5,977
                                        ___________   ___________
           Total interest income         2,761,079     2,132,708

Interest expense:
  Interest on deposits:
    Demand                                 152,425       143,657
    Savings                                 39,180        36,444
    Time, $100,000 or more                 297,354       152,586
    Other time                             713,159       438,710
  Interest on Federal funds purchased          -             518
  Interest on other borrowings              74,813        74,028
                                        ___________   ___________
    Total interest expense               1,276,931       845,943
                                        ___________   ___________

    Net interest income                  1,484,148     1,286,765
Provision for loan losses                   85,000        77,000
                                        ___________   ___________
    Net interest income after
      provision for loan losses          1,399,148     1,209,765

Other operating income:
  Service charges on deposit accounts      223,559       224,383
  Insurance commissions and other income   210,112       115,795
  Gain/(loss) on sale of securities         (2,403)      (41,504)
  Credit card income                       664,630       201,343
                                        ___________   ___________
    Total other operating income         1,095,898       500,017

Other operating expenses:
  Compensation                             640,080       538,373
  Occupancy                                 96,328        91,367
  Equipment                                 80,162        82,204
  Advertising                               23,242        25,709
  Professional services                     25,249        23,193
  Postage                                   26,934        21,104
  Printing and supplies                     33,643        34,162
  FDIC insurance premium                    (6,403)       53,839
  Credit card expense                      641,605       267,430
  Other expenses                           164,102        95,989
                                        ___________   ___________
    Total other operating expenses       1,724,942     1,233,370
                                        ___________   ___________

Income before income taxes                 770,104       476,412
Less:  Income tax expense                  234,700       142,200
                                        ___________   ___________
Net income                             $   535,404       334,212

Retained earnings - beginning of period  3,328,289     2,589,734
Retained earnings - end of period      $ 3,863,693     2,923,946
                                        ===========   ===========

Net income per share (note 2)          $      0.24          0.15
                                              ====          ====

See accompanying notes to consolidated financial statements.

                  Bank of Union and Subsidiary
     Consolidated Statements of Income and Retained Earnings
      for the Nine Months Ended September 30, 1995 and 1994
                           (Unaudited)

                                  1995                   1994
                               ___________            ___________
Interest income:
  Interest and fees
  on loans                $     6,038,950               4,706,923
  Interest on Federal
  funds sold                       57,455                  42,673
  Interest on bank time deposits   90,817                  22,524
  Interest on interest-bearing
  due from banks                  195,840                  56,661
  Interest on investment
  securities:
    U.S. Government and agency
    obligations                 1,039,832                 664,313
    State, county and municipal
    obligations                   332,318                 300,032
  Interest on other                20,623                  14,768
                               ___________            ___________

     Total Interest income      7,775,835               5,807,894

  Interest expense:
  Interest on deposits:
    Demand                        436,419                 400,284
    Savings                       111,459                 105,478
    Time, $100,000 or more        709,137                 371,157
    Other time                  2,004,024               1,224,537
  Interest on Federal funds
  purchased                         -                       1,512
  Interest on other
  borrowings                      225,146                 136,775

                               ___________            ___________

     Total interest expense     3,486,185               2,239,743
                               ___________            ___________

     Net interest income        4,289,650               3,568,151
Provision for loan losses         340,000                 209,000
                               ___________            ___________

Net interest income after
provision for loan losses       3,949,650               3,359,151

Other operating income:
  Service charges on
  deposit accounts                660,312                 662,633
  Insurance commissions
  and other income                471,843                 377,158
  Gain/(loss) on sale
  of securities                   (14,224)               (22,691)
  Credit card income            1,638,348                502,507
                               ___________            ___________
     Total other operating
     income                     2,756,279              1,519,607

Other operating expenses:
  Compensation                  1,769,812              1,578,541
  Occupancy                       277,440                266,428
  Equipment                       260,491                264,622
  Advertising                      64,904                 56,791
  Professional services            88,165                 77,891
  Postage                          75,921                 58,011
  Printing and supplies           103,430                101,940
  FDIC insurance premium          110,928                156,340
  Credit card expense           1,599,944                518,041
  Other expenses                  485,586                439,409
                               ___________            ___________
Total other operating
expenses                        4,836,621              3,518,014
                               ___________            ___________

Income before income
taxes                     $     1,869,308              1,360,744
Less: Income tax expense          557,700                407,000
                               ___________            ___________

Net income                      1,311,608                953,744

Retained earnings -
beginning of period             2,552,085              1,970,202
Retained earnings -
end of period             $     3,863,693              2,923,946

                              ===========            ===========

Net income per share
(note 2)                  $       0.60                    0.44
                              ===========            ===========

See accompanying notes to consolidated financial statements.

                          Bank of Union
   Consolidated Statements of Changes in Shareholders' Equity
            September 30, 1995 and December 31, 1994

                                             Unrealized  Total
                                           Gains/Losses  Stock-
                      Additional           on Securities Holders'
              Common   Paid-In   Retained  Available for Equity
              Stock    Capital   Earnings       Sale

----------------------------------------------------------------

Balance
at
December
31, 1994     $2,731,224  5,039,149  2,552,08 (247,717) 10,074,741



Issuance of
 7,291
 shares of
 common
 stock
 from
 exercise
 of stock
 options          9,113     22,430                         31,543


Change in
 unrealized
 gains/(losses)
 on securities

 avilable for
 sale, net
 of income
 taxes of

 $112,601                                     218,581     218,581


1995 year-to-
date net income                     1,311,608           1,311,608


Balance at
September    ----------  ---------  --------- -------- ----------
30, 1995     $2,740,337  5,061,579  3,863,693 (29,136) 1,636,473
             ==========  =========  ========= ======== ==========

See accompanying notes to consolidated financial statements.

                  Bank of Union and Subsidiary
              Consolidated Statements of Cash Flows
      for the Nine Months Ended September 30, 1995 and 1994
                           (Unaudited)

                                           1995           1994
                                        __________    __________

Cash flows from operating activities:
   Net Income                    $     1,311,608        953,744
   Adjustments to reconcile net income
     to net cash provided by
     operating activities:

      Provision for loan losses            340,000      209,000
      Depreciation and amortization        191,487      188,455
      Amortization (accretion) on
      investment securities               (106,732)      25,921
      Loss on sale of securities
      available for sale                    14,224       22,691
      Increase in other assets            (207,084)    (223,211)
      Increase (decrease) in other
      liabilities                          (75,238)      68,592
      (Gain) loss on sale of premises
      and equipment                          1,267       (5,015)
                                        __________    __________


      Net cash provided by operating
      activities                         1,469,532    1,240,177

                                        __________    __________


Cash flows from investing activities:
      Proceeds from maturities of
      interest-bearing bank time
      deposits                           1,000,000    2,000,000
      Purchases of interest-bearing
      bank time deposits                (4,500,000)  (1,000,000)
      Proceeds from sales of
      securities available for sale      1,876,476    1,974,004
      Proceeds from maturities of
      securities available for sale          -        2,000,000
      Proceeds from maturities of
      securities held to maturity        5,750,000       -
      Purchases of securities available
      for sale                            (978,594)    (629,142)
      Purchases of securities held
      to maturity                      (13,261,377) (10,273,067)
      Principal collected on mortgage-
      backed securities                     419,679      650,688
      Net increase in loans made
      to customers                       (5,896,339)  (6,981,984)
      Purchases of premises and
      equipment                             (96,350)     (87,617)
      Proceeds from sales of premises
      and equipment                            -          13,620
                                        __________     __________

         Net cash used in
         investing activities          (15,686,505)  (12,333,498)
                                        __________    __________


Cash flows from financing activities:

     Net increase in demand
     deposits and savings accounts       5,786,892     1,887,320
     Net increase in time deposits      10,670,410     6,878,299
     Net decrease in drafts outstanding   (543,643)     (562,567)
     Net increase in securities sold
     under agreements to repurchase      1,094,084       373,156
     Principal repayments of
     long-term borrowings                 (335,714)      (50,000)
     Proceeds from issuance of
     long-term borrowings                     -        2,000,000
     Proceeds from issuance
     of common stock                        31,543          -
                                        __________    __________

     Net cash provided by
     financing activities               16,703,572    10,526,208
                                        __________    __________

     Net increase (decrease) in
     cash and cash equivalents           2,486,599      (567,113)

     Cash and cash equivalents
     at beginning of period              8,407,701    10,035,362
                                        __________    __________

     Cash and cash equivalents
     at end of period             $     10,894,300     9,468,249
                                        ===========   ==========

Supplemental disclosures of cash
     flow information:
     Cash paid during the period for :

     Interest                     $     3,487,842     2,247,368

     Income Taxes                         626,000       321,282
                                        ===========   ==========

See accompanying notes to consolidated financial statements.

                  Bank of Union and Subsidiary
           Notes to Consolidated Financial Statements
            September 30, 1995 and December 31, 1994



(1)  The interim consolidated financial statements are unaudited.

In the opinion of management, these accompanying unaudited financial statements contain all adjustments (consisting of only normal, recurring adjustments,) necessary to present fairly the financial position as of September 30, 1995, the results of operations for the three and nine months ended September 30, 1995 and 1994, and the cash flows for the nine months ended September 30, 1995 and 1994.


(2) Income per share, based on the weighted average number of shares outstanding during the period, excludes common stock equivalent shares assuming the exercise of outstanding stock options because their effect on income per share is not material.

Weighted average shares outstanding were 2,189,786 and 2,184,373 for the nine months ended September 30, 1995 and 1994, respectively.


(3) In the normal course of business there are outstanding commitments for the extension of credit which are not reflected in the financial statements. No material losses are anticipated as a result of these transactions. Unused commitments to fund loans were approximately $21,941,000 at September 30, 1995. Commitments under standby letters of credit were approximately $521,000 at September 30, 1995.


(4)  On September 13, 1995, the Board of Directors of Bank of
Union signed a definitive agreement to merge with First Charter
Corporation of Concord, North Carolina.


     In the transaction, Bank of Union shareholders will receive
0.75 shares of the common stock of First Charter for each share of Bank of Union common stock. Under the terms of the merger, Bank of Union will become a separate subsidiary of First Charter Corporation.

(5) Effective January 1, 1995, the Bank adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" (SFAS 114) as amended by Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures" (SFAS 118). Under the new standards, a loan is considered impaired, based on current information and events, if it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. The measurement of impaired loans that are collateral dependent is based on the fair value of the collateral. The measurement of other impaired loans is generally based on the present value of expected future cash flows discounted at the historical effective interest rate. The initial adoption of these standards had an immaterial effect on the Bank's financial statements.

The adequacy of the allowance for credit losses is periodically evaluated by the Bank in order to maintain the allowance at a level that is sufficient to absorb probable credit losses. Management's evaluation of the adequacy of the allowance is based on a review of the Bank's historical loss experience, known and inherent risks in the loan portfolio, including adverse circumstances that may effect the ability of the borrower to repay interest and/or principal, the estimated value of collateral, and an analysis of the levels and trends of delinquencies, charge-offs, and the risk ratings of the various loan categories. Such factors as the level and trend of interest rates and the condition of the national and local economies are also considered.

The allowance for credit losses is established through charges to earnings in the form of a provision for credit losses. Increases and decreases in the allowance due to changes in the measurement of the impaired loans are included in the provision for credit losses. Loans continue to be classified as impaired unless they are brought fully current and the collection of scheduled interest and principal is considered probable.


When a loan or portion of a loan is determined to be uncollectible, the portion deemed uncollectible is charged against the allowance and subsequent recoveries, if any are credited to the allowance.

Loans, including impaired loans, are generally classified as nonaccrual if they are past due as to maturity or payment of principal or interest for a period of more than 90 days, unless such loans are well-collateralized and in the process of collection. Generally, if a loan or a portion of a loan is classified as doubtful or is partially charged off, the loan is classified as nonaccrual. Loans that are on a current payment status or past due less than 90 days may also be classified as nonaccrual if repayment in full of principal and/or interest is in doubt.

Loans may be returned to accrual status when all principal and interest amounts contractually due (including arrearages) are reasonably assured of repayment within an acceptable period of time, and there is a sustained period of repayment performance by the borrower, in accordance with the contractual terms of interest and principal.

While a loan is classified as nonaccrual and the future collectibility of the recorded loan balance is doubtful, collections of interest and principal are generally applied as a reduction to principal outstanding. When the future collectibility of the recorded loan balance is expected, interest income may be recognized on a cash basis. In the case where a nonaccrual loan had been partially charged off, recognition of interest on a cash basis is limited to that which would have been recognized on the recorded loan balance at the contractual interest rate. Cash receipts in excess of that amount are recorded as recoveries to the allowance for loan losses until prior charge-offs have been fully recovered.


Loans:

Loans at September 30, 1995 consist of the following:
(Dollars in thousands)

     Commercial and agricultural               $56,511
     Real estate - construction                  3,962
     Real estate - mortgage                     12,233
     Loans to individuals                       17,098
                                            ___________
       Total loans                              89,804
     Less: allowance for loan losses             1,635
                                            ___________
       Net loans                               $88,169
                                            ===========



Allowance for loan losses:

An analysis of the allowance for credit losses as of September
30, 1995 is as follows:
(Dollars in thousands)

     Balance at beginning of period             $1,315
     Provision charged to operating expense        340
     Recoveries on loans                            16
     Loans charged off                             (36)
                                             ___________
     Balance at end of period                   $1,635
                                             ===========

At September 30, 1995, the recorded investment in loans for which impairment has been recognized in accordance with SFAS 114 totaled approximately $420,000 with a corresponding valuation allowance of $190,000. For the period ended September 30, 1995, the average recorded investment in impaired loans was approximately $415,000. The Bank recognized $13,500 in interest income on impaired loans (during the portion of the period that they were impaired) for the period ended September 30, 1995.


(6) A description of other significant accounting policies is presented in the December 31, 1994 annual report.

                    FIRST CHARTER CORPORATION
                           PRO FORMA
                 CONDENSED FINANCIAL INFORMATION
                           (Unaudited)

     The following unaudited Pro Forma Condensed Financial Information and explanatory notes are presented to show the impact on the historical financial position and results of operations of the Registrant of the Merger. The Merger is reflected in the September 30, 1995 Pro Forma Condensed Financial Information under the pooling-of-interests method of accounting. The Pro Forma Condensed Balance Sheet is based on the assumption that the Merger was consummated on September 30, 1995, and the Pro Forma Condensed Statements of Income are based on the assumption that the Merger was consummated at the beginning of each period presented. The unaudited Pro Forma Condensed Financial Information should be read in conjunction with the historical financial statements and notes thereto of each of the Registrant and Bank of Union. The pro forma information is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations of future periods or future combined financial position.



PRO FORMA CONDENSED BALANCE SHEET          AT SEPTEMBER 30, 1995
(Unaudited)
(Dollars In thousands)                    FIRST
                                         CHARTER          UNION

ASSETS:
Cash and due from banks................. $15,931         $15,394
Federal funds sold......................    -               -
Securities available for sale:
 U.S. Government obligations............  11,641            -
 U.S. Government agency obligations.....  16,038             507
 Mortgage-backed securities.............   2,528           3,071
 State and municipal obligations,
   nontaxable...........................   2,243           2,266
 Other..................................   4,342             -
                                         ________        _______

   Total securities available for sale..  36,792           5,844
                                         ________       ________
Investment securities:
 U.S. Government obligations............    -              8,569
 U.S. Government agency obligations.....   4,983          12,064
 Mortgage-backed securities.............  12,625             595
 State and municipal obligations,
   nontaxable...........................  35,733           7,374
                                         ________        _______

   Total investment securities .........  53,341          28,602
                                         ________         _______

Loans................................... 228,648          89,804
 Less: Unearned income..................    (298)           -
   Allowance for loan losses............  (3,069)         (1,635)
                                         ________         _______

    Loans, net...........................225,281           88,169
                                         ________         _______

Premises and equipment, net.............   8,020            1,536
Other Assets............................   4,094            2,027
                                         ________         _______
Total assets                            $343,459         $141,572
                                         ========         =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits, domestic:
 Noninterest-bearing....................$ 48,280           21,733
 Interest-bearing....................... 234,451          101,192
                                         ________         _______
   Total deposits....................... 282,731          122,925
Short-term borrowings...................  16,956            5,466
Other liabilities.......................   2,922            1,544
                                         ________         _______
   Total liabilities.................... 302,609          129,935
Shareholders' equity:
 FCC Common stock-$5 par value;
   authorized 10,000,000 shares; issued
   and outstanding 4,643,993 shares at
   9/30/95 .............................  23,220             -
 BOU Common Stock-$1.25 par value;
   authorized 6,000,000 shares; issued
   and outstanding 2,192,270 shares at
   9/30/95 ............................      -              2,740
 Additional paid-in capital............      159            5,062
 Unrealized gain (loss) on securities
   available for sale..................      648              (29)


Retained earnings.......................  16,823            3,864
                                         ________         _______
  Total shareholders' equity............  40,850           11,637
                                         ________         _______
Total liabilities and shareholders'
  equity................................$343,459         $141,572
                                        =========       =========

See Notes to Pro Forma Condensed Financial Information.

PRO FORMA CONDENSED BALANCE SHEET          AT SEPTEMBER 30, 1995
(Unaudited)                                           PRO FORMA
(Dollars In thousands)                      PRO     FIRST CHARTER
                                           FORMA      AND UNION
                                           ADJUST.     COMBINED

ASSETS:
Cash and due from banks.................               $ 31,325
Federal funds sold......................                    -
Securities available for sale:
 U.S. Government obligations............                  11,641
 U.S. Government agency obligations.....                  16,545
 Mortgage-backed securities.............                   5,599
 State and municipal obligations,
   nontaxable...........................                   4,509
 Other..................................     (391)         3,951
                                          ________      ________
   Total securities available for sale..     (391)        42,245
Investment securities:
 U.S. Government obligations............                   8,569
 U.S. Government agency obligations.....                  17,047
 Mortgage-backed securities.............                  13,220
 State and municipal obligations,
   nontaxable...........................                  43,107
                                          _________     ________
   Total investment securities..........                  81,943
                                          _________     ________
Loans...................................                 318,452
 Less: Unearned income..................                    (298)
   Allowance for loan losses............                  (4,704)
                                                        _________
   Loans, net...........................                  313,450

Premises and equipment, net.............                    9,556
Other Assets............................                    6,121
                                          __________     ________
Total assets                               $   (391)     $484,640
                                          ==========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits, domestic:
 Noninterest-bearing....................                 $ 70,013
 Interest-bearing.......................                  335,643
                                                        _________
   Total deposits.......................      -           405,656
Short-term borrowings...................                   22,422
Other liabilities.......................                    4,466
                                                       __________
   Total liabilities....................      -           432,544
                                                       __________

Shareholders' equity:
 FCC Common stock-$5 par value;
   authorized 10,000,000 shares; issued
   and outstanding 4,643,993 shares at
   9/30/95 .............................      7,961        31,181
 BOU Common Stock-$1.25 par value;
   authorized 6,000,000 shares; issued
   and outstanding 2,192,270 shares at
   9/30/95 .............................     (2,740)         -
 Additional paid-in capital.............     (5,221)         -
Unrealized gain (loss) on securities
   available for sale...................        -             619
Retained earnings.......................       (391)       20,296
                                            _________    ________
  Total shareholders' equity............       (391)       52,096
                                            _________    ________
Total liabilities and shareholders'
  equity................................    $  (391)     $484,640
                                            =========    ========

See Notes to Pro Forma Condensed Financial Information

PRO FORMA CONDENSED STATEMENTS OF INCOME



(Unaudited)                         Nine Months    Nine Months
(Dollars in Thousands, Except          Ended          Ended
    Per Share Aounts)                 9/30/95        9/30/94
______________                       _________      _________

Interest and fees on loans...........   21,547     $   16,507
Interest on investments and
 securities..........................    5,770          5,127
Other interest.......................       37             15
                                     __________     __________
 Total interest income...............   27,354         21,649
Interest on deposits.................   10,284          7,090
Interest on borrowings...............      782            429
                                     __________     __________
 Total interest expense..............   11,066          7,519
                                     __________     __________
 Net interest income.................   16,288         14,130
Provision for loan losses............      890            559
                                     __________     __________
 Net interest income after provision
  for loan losses....................   15,398         13,571
Noninterest income...................    5,271          4,201
Noninterest expense..................   12,300         10,996
                                     __________     __________
 Income before income taxes..........    8,369          6,776
Income taxes ........................    2,518          1,921
                                     __________     __________
Net income........................... $  5,851        $ 4,855
                                     ==========     ==========

Primary income per share data:
 Net Income.......................... $  0.93          $0.77
                                     ==========      =========
Average common equivalent shares.....6,283,626      6,302,090

Income per share assuming full
 dilution:
 Net Income..........................   $ 0.93           $0.77
                                     ==========      =========
Average common equivalent shares.....6,290,369       6,308,241

See Notes to Pro Forma Condensed Financial Information.

                    NOTES TO THE UNAUDITED
            PRO FORMA CONDENSED FINANCIAL INFORMATION

     The unaudited First Charter and Union Pro Forma Condensed Financial Information is based upon the following adjustments, reflecting the consummation of the Merger using the pooling-of-interests method of accounting. Actual amounts may differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

Note 1

     As of September 30, 1995, First Charter owned directly for its own account 69,361 shares of Union Common Stock. Such shares will be canceled and retired upon consummation of the Merger.

Note 2

     First Charter will exchange 0.75 shares of First Charter Common Stock for each share of Union Common Stock outstanding immediately prior to the Effective Time (other than shares of Union Common Stock as to which dissenters' rights have been perfected and other than shares of Union Common Stock owned by First Charter or FCNB, except for shares held in a fiduciary capacity or as a result of debts previously contracted). The pro forma issued number of shares of First Charter Common Stock does not reflect the exercise of options to acquire shares of Union Common Stock. Options to acquire 626 shares of Union Common Stock were outstanding at September 30, 1995. Assumed exercise of the Union options does not have a significant impact on pro forma shareholders' equity or net income per share.

    Shares of Union Common Stock (excluding First Charter-
     owned shares and excluding 626 shares subject to
     the exercise of options).......................... 2,122,909
    Exchange Ratio.....................................      0.75
                                                       __________
    Shares of First Charter Common Stock issued........ 1,592,181

Note 3

     The unaudited Pro Forma Condensed Financial Information does not include any expenses or restructuring charges related to the Merger. Such after-tax expenses and restructuring charges related to the Merger are currently estimated to be $825,000. Professional fees associated with the transaction represent the largest portion of the Merger expenses and the restructuring charge.

Note 4

     Historical primary (fully diluted) earnings per share for First Charter for the nine months ended September 30, 1995 and 1994 were $.97 ($.97) and $.83 ($.83) respectively.